9. INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
NOTE 9. INCOME TAXES

The Company is subject to taxation in the United States and California. The Company does not have any income tax provision for the years ended December 31, 2011 and 2010 due to current and historical losses.

The provision for income taxes using the statutory federal income tax rate of 34% as compared to the company’s effective tax rate is summarized as follows:

	December 31,	December 31,
	2011	2010
Federal tax benefit at statutory rate	$(319,489)	$(842,257)
State tax benefit, net	(58,881)	(161,372)
Research and development credits	(10,123)	(39,517)
Employee stock-based compensation	-	-
Other differences	-	46
Change in valuation allowance	388,493	1,043,100
Provision for income taxes	$-	$-

At December 31, 2011 and 2010, the Company had deferred tax assets of $6,167,481 and $5,778,988, respectively. Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize these assets, a full valuation allowance has been established to offset the net deferred tax asset. Additionally, the future utilization of the Company’s net operating loss to offset future taxable income may be subject to an annual limitation, pursuant to Internal Revenue Code Section 382, as a result of ownership changes that may have occurred previously or that could occur in the future.  The Company has not performed a Section 382 analysis to determine the limitation of the net operating loss and research and development credit carry forwards.

Significant components of the company’s deferred tax assets are as follows:

	December 31,	December 31,
	2011	2010
Deferred tax assets
Federal and state net operating loss carryforwards	$4,886,429	$4,565,466
Stock-based compensation	743,789	671,940
Tax credits	532,278	522,155
Other	4,985	19,427
Total deferred tax assets	6,167,481	5,778,988
Less: Valuation allowance	(6,167,481)	(5,778,988)
Net deferred income tax asset	$-	$-

Realization of the deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain.  Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.  The valuation allowance increased by approximately $388,000 and $1.0 million in 2011 and 2010, respectively.

As of December 31, 2011, the Company had federal and California net operating loss carryforwards of approximately $12.3 million and $12.2 million, respectively. The federal and California tax loss carry forwards will begin to expire in 2020 and 2015, respectively, unless previously utilized. The Company estimates its federal and California research and development tax credit carryforwards of approximately $315,000 and $330,000, respectively, which begin to expire in 2027 unless previously utilized.

A portion of the net operating loss carry forwards as of December 31, 2011 and 2010 include amounts related to stock option deductions. Excess tax benefits, if any, from share-based compensation are only realized when income taxes payable is reduced, with the corresponding credit posted to Additional Paid-in Capital.

The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has 50% or less likelihood of being sustained upon examination. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties at December 31, 2011 and 2010, and has not recognized interest and/or penalties in the consolidated statements of operations for the years ended December 31, 2011 and 2010. The Company’s tax years for 2000 and forward are subject to examination by the United States and state tax authorities due to the carry forward of unutilized net operating losses